                                                                       EXHIBIT 4


                                       1
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                       FIRST SUPPLEMENTAL AGENCY AGREEMENT

                       in respect of a U.S.$2,000,000,000

                         EURO MEDIUM TERM NOTE PROGRAMME


THIS AGREEMENT is made on 12th June, 2000 BETWEEN:

(1)  INTERNATIONAL LEASE FINANCE CORPORATION (the "ISSUER");

(2) CITIBANK, N.A. (the "AGENT", which expression shall include any successor agent appointed in accordance with clause 21 of the Principal Agency Agreement);

(3) BANQUE INTERNATIONALE a LUXEMBOURG S.A. of 69, route d'Esch, L-2953 Luxembourg and UBS AG of Bahnhofstrasse 45, CH-8021 Zurich, Switzerland (together with the Agent, the "PAYING AGENTS" and each a "PAYING AGENT", which expression shall include any additional or successor paying agent appointed in accordance with clause 21 of the Principal Agency Agreement); and

(4)  CITIBANK (SWITZERLAND) of Bahnhofstrasse 63, CH-8021 Zurich, Switzerland.

WHEREAS:

(A) The parties hereto (other than UBS AG) entered into an Agency Agreement (the "PRINCIPAL AGENCY AGREEMENT") dated 4th June, 1999 in respect of a U.S.$2,000,000,000 Euro Medium Term Note Programme (the "PROGRAMME").

(B) Citibank (Switzerland) has resigned as a Paying Agent under the Programme and UBS AG has been appointed as a new Paying Agent.

(C) The parties hereto have agreed to make certain modifications to the Principal Agency Agreement.

(D) This Agreement supplements and should be read in conjunction with the Principal Agency Agreement and references herein to the "AGENCY AGREEMENT" shall be to the Principal Agency Agreement as supplemented by this Agreement. Any Notes issued on or after the date hereof (other than any such Notes issued so as to be consolidated and form a single Series with any Notes issued prior to the date hereof) shall be issued pursuant to the Agency Agreement.

IT IS HEREBY AGREED as follows:

1.   DEFINITIONS AND INTERPRETATION

(a) Subject as set out in this clause 1, terms defined or construed in the Principal Agency Agreement shall have the same meanings or construction when used in this Agreement.

(b) All references in the Principal Agency Agreement to "Cedelbank" shall be deleted and "Clearstream, Luxembourg" shall be substituted therefor.


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


                                       2
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(c)  The definition of "Fixed Rate Note" in clause 1(2) of the Principal Agency
     Agreement shall be amended by the deletion of the words "on a fixed date or dates in each year and on redemption or on such other dates" and the substitution therefor of the words "on one or more Interest Payment Dates in each year".

(d) The definition of "Floating Rate Note" in clause 1(2) of the Principal Agency Agreement shall be amended by the deletion of the words "in respect of such period or on such date(s)" and the substitution therefor of the words "in arrear on one or more Interest Payment Dates in each year".

2.   RESIGNATION OF PAYING AGENT

(a) Notwithstanding the requirement for the giving of notice contained in Clause 21(7) of the Principal Agency Agreement, which is hereby waived, Citibank (Switzerland) hereby resigns as a Paying Agent, in relation to any Notes issued on or after the date hereof, with effect from the date hereof.

(c) Notwithstanding the requirement for the giving of notice contained in Clause 21(6) of the Principal Agency Agreement, which is hereby waived, UBS AG shall hereby be appointed as a Paying Agent, in relation to any Notes issued on or after the date hereof, with effect from the date hereof.

(d) UBS AG undertakes, for the benefit of the Issuer and the other Paying Agents, that, it will perform and comply with all the duties and obligations expressed to be assumed by a Paying Agent under the Principal Agency Agreement.

(e) Notwithstanding the above, Citibank, N.A. in London shall remain as the Agent under the Programme.

3.   PAYMENTS

     Clause 7(1) of the Principal Agency Agreement shall be amended by the deletion of the words "or Brussels time in the case of a payment in euro" in the second line thereof and the substitution therefor of the words "or, in the case of a payment in euro, London time".

4.   SCHEDULE 2: TERMS AND CONDITIONS

     Schedule 2 to the Principal Agency Agreement shall be deleted and replaced by Schedule 1 to this Agreement.

5.   PART I OF SCHEDULE 5: FORM OF TEMPORARY GLOBAL NOTE

     Part I of Schedule 5 to the Principal Agency Agreement shall be deleted and replaced by Part I of Schedule 2 to this Agreement.

6.   PART II OF SCHEDULE 5: FORM OF PERMANENT GLOBAL NOTE

     Part II of Schedule 5 to the Principal Agency Agreement shall be deleted and replaced by Part II of Schedule 2 to this Agreement.

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

                                       3
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7.   AMENDMENTS

     This Agreement supplements and should be read in conjunction with the Principal Agency Agreement. Each of the amendments contemplated by this Agreement shall take effect from the date hereof. Save for the amendments to the Principal Agency Agreement confirmed by this Agreement, all terms and conditions of the Principal Agency Agreement shall remain in full force and effect. The Principal Agency Agreement and this Agreement shall henceforth be read and construed together as one Agreement. Any Notes issued under the Programme on or after the date hereof shall be issued pursuant to the Agency Agreement. This does not affect any Notes issued under the Programme prior to the date of this Agreement.

8.   GOVERNING LAW

     Clause 29 of the Principal Agency Agreement shall apply to this Agreement as if expressly incorporated herein.

9.   COUNTERPARTS

     This Agreement may be signed in any number of counterparts, all of which, taken together, shall constitute one and the same agreement and any party may enter into this Agreement by executing a counterpart.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first above written.




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

                                       4
--------------------------------------------------------------------------------


                                      AGENT

                                 Citibank, N.A.
                               5 Carmelite Street
                                 London EC4Y 0PA


                                  PAYING AGENTS

Banque Internationale a Luxembourg S.A.                    UBS AG
         69, route d'Esch                             Bahnhofstrasse 45
         L-2953 Luxembourg                              CH-8021 Zurich







--------------------------------------------------------------------------------

                                       5
--------------------------------------------------------------------------------

                                   SCHEDULE 2

                                     PART I

                          FORM OF TEMPORARY GLOBAL NOTE


[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(J) AND 1287(A) OF THE INTERNAL REVENUE CODE.]1

                     INTERNATIONAL LEASE FINANCE CORPORATION

                              TEMPORARY GLOBAL NOTE


This Global Note is a Temporary Global Note in respect of a duly authorised issue of Notes (the "NOTES") of International Lease Finance Corporation (the "ISSUER") described, and having the provisions specified, in the Pricing Supplement attached hereto (the "PRICING SUPPLEMENT"). References herein to the Conditions shall be to the Terms and Conditions of the Notes as set out in
Schedule 2 to the Agency Agreement (as defined below) as modified and supplemented by the information set out in the Pricing Supplement, but in the event of any conflict between the provisions of (i) that Schedule or (ii) this Global Note and the information set out in the Pricing Supplement, the Pricing Supplement will prevail.

Words and expressions defined or set out in the Conditions and/or the Pricing Supplement shall bear the same meaning when used herein.

This Global Note is issued subject to, and with the benefit of, the Conditions and an Agency Agreement (the "AGENCY AGREEMENT", which expression shall be construed as a reference to that agreement as the same may be amended, supplemented or restated from time to time) dated 4th June, 1999 and made between the Issuer, Citibank, N.A. (the "AGENT") and the other agents named therein.

For value received the Issuer, subject to and in accordance with the Conditions, promises to pay to the bearer hereof on each Instalment Date (if the Notes are repayable in instalments) and on the Maturity Date and/or on such earlier date(s) as all or any of the Notes represented by this Global Note may become due and repayable in accordance with the Conditions, the amount payable under the Conditions in respect of such Notes on each such date and to pay interest (if any) on the nominal amount of the Notes from time to time represented by this Global Note calculated and payable as provided in the Conditions together with any other sums payable under the Conditions, upon presentation and, at maturity, surrender of this Global Note at the office of the Agent at 5 Carmelite Street, London EC4Y 0PY or at the specified office of any of the other paying agents located outside the United States (except as provided in the Conditions) from time to time appointed by the Issuer in respect of the Notes, but in each case subject to the requirements as to certification provided herein. On any redemption or payment of an instalment or interest being made in respect of, or purchase and cancellation of, any of the Notes represented by this Global Note details of such redemption, payment or purchase and cancellation (as the case may be) shall be entered by or on behalf of the Issuer in


----------------
1 This legend can be deleted if the Notes have an initial maturity of 365 days or less.


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


                                       6
--------------------------------------------------------------------------------

Schedule One hereto and the relevant space in Schedule One hereto recording any such redemption, payment or purchase and cancellation (as the case may be) shall be signed by or on behalf of the Issuer.

Upon any such redemption, payment of an instalment or purchase and cancellation, as aforesaid, the nominal amount of the Notes represented by this Global Note shall be reduced by the nominal amount of such Notes so redeemed or purchased and cancelled or by the amount of such instalment so paid. The nominal amount of the Notes represented by this Global Note following any such redemption, payment of an instalment or purchase and cancellation as aforesaid or any exchange as referred to below shall be the nominal amount most recently entered by or on behalf of the Issuer in the relevant column in Part II, III or IV of Schedule One or Schedule Two hereto.

Prior to the Exchange Date (as defined below), all payments (if any) on this Global Note will only be made to the bearer hereof to the extent that there is presented to the Agent by Clearstream, Luxembourg or Euroclear a certificate, substantially in the form set out in Schedule Three hereto, to the effect that it has received from or in respect of a person entitled to a particular nominal amount of the Notes (as shown by its records) a certificate in or substantially in the form of Certificate "A" as set out in Schedule Three hereto. The bearer of this Global Note will not be entitled to receive any payment of interest hereon due on or after the Exchange Date unless upon due certification exchange of this Global Note is improperly withheld or refused.

On or after the date (the "EXCHANGE DATE") which is the later of (i) 40 days after the Issue Date and (ii) 40 days after the completion of the distribution of the Tranche of Notes represented by this Global Note, as certified by the relevant Dealer (in the case of a non-syndicated issue) or the relevant lead manager (in the case of a syndicated issue), this Global Note may be exchanged in whole or in part (free of charge) for, as specified in the Pricing Supplement, either (i) security printed Definitive Notes and (if applicable) Coupons, Receipts and Talons in the form set out in Parts III, IV, V and VI respectively of Schedule 5 to the Agency Agreement (on the basis that all the appropriate details have been included on the face of such Definitive Notes and (if applicable) Coupons, Receipts and Talons and the Pricing Supplement (or the relevant provisions of the Pricing Supplement) have been endorsed on or attached to such Definitive Notes) or (ii) a Permanent Global Note in or substantially in the form set out in Part II of Schedule 5 to the Agency Agreement (together with the Pricing Supplement attached thereto), in each case upon notice being given by Euroclear and/or Clearstream, Luxembourg acting on the instructions of any holder of an interest in this Global Note and subject, in the case of Definitive Notes, to such notice period as is specified in the Pricing Supplement.

If Definitive Notes and (if applicable) Coupons, Receipts and/or Talons have already been issued in exchange for all the Notes represented for the time being by the Permanent Global Note, then this Global Note may only thereafter be exchanged for Definitive Notes and (if applicable) Coupons, Receipts and/or Talons pursuant to the terms hereof.

Presentation of this Global Note for exchange shall be made by the bearer hereof on any day (other than a Saturday or Sunday) on which banks are open for business in London at the office of the Agent specified above. The Issuer shall procure that the Definitive Notes or (as the case may be) the Permanent Global Note shall be so issued and delivered in exchange for only that portion of this Global Note in respect of which there shall have been presented to the Agent by Euroclear or Clearstream, Luxembourg a certificate, substantially in the form set out in Schedule Three hereto, to the effect that it has received from or in respect of a person entitled to a beneficial interest in a particular nominal amount of the Notes (as shown by its records) a certificate from such person in or substantially in the form of Certificate "A" as set out in Schedule Three hereto. The aggregate


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


                                       7
--------------------------------------------------------------------------------

nominal amount of Definitive Notes or interests in a Permanent Global Note issued upon an exchange of this Global Note will, subject to the terms hereof, be equal to the aggregate nominal amount of this Global Note submitted by the bearer hereof for exchange (to the extent that such nominal amount does not exceed the aggregate nominal amount of this Global Note).

On an exchange of the whole of this Global Note, this Global Note shall be surrendered to the Agent. On an exchange of part only of this Global Note, details of such exchange shall be entered by or on behalf of the Issuer in Schedule Two hereto and the relevant space in Schedule Two hereto recording such exchange shall be signed by or on behalf of the Issuer, whereupon the nominal amount of this Global Note and the Notes represented by this Global Note shall be reduced by the nominal amount so exchanged. On any exchange of this Global Note for a Permanent Global Note, details of such exchange shall be entered by or on behalf of the Issuer in Schedule Two to the Permanent Global Note and the relevant space in Schedule Two thereto recording such exchange shall be signed by or on behalf of the Issuer.

Until the exchange of the whole of this Global Note as aforesaid, the bearer hereof shall in all respects (except as otherwise provided herein) be entitled to the same benefits as if he were the bearer of Definitive Notes and the relative Coupons, Receipts and/or Talons (if any) represented hereby.

The Issuer hereby irrevocably agrees that in the event that (i) this Global Note is not duly exchanged, whether in whole or in part, for a Permanent Global Note or, as the case may be, Definitive Notes by 6.00 p.m. (London time) on the thirtieth day after the time on which such exchange is first requested in accordance with the terms hereof or (ii) an Event of Default occurs in respect of any Note represented by this Global Note and such Note is not duly redeemed (or the funds required for such redemption are not available to the Agent for the purposes of effecting such redemption and remain available for such purpose) by 6.00 p.m. (London time) on the seventh day after the day on which such Note became immediately redeemable, each Accountholder (as defined below) or its successors or assigns may, provided the required certifications have been made, without the consent and to the exclusion of the bearer hereof, file any claim, take any action or institute any proceeding to enforce, directly against the Issuer, the obligation of the Issuer hereunder to pay any amount due in respect of each Note represented by this Global Note which is credited to such Accountholder's securities account with Euroclear and/or Clearstream, Luxembourg as fully as though such Note were evidenced by a Definitive Note without the production of this Global Note, provided that the bearer hereof shall not theretofore have filed a claim, taken action or instituted proceedings to enforce the same in respect of such Note. The face amount of this Global Note shall be reduced by the face amount, if any, of each Note represented hereby in respect of which full settlement has occurred as a result of any such claim, action or proceeding by such relevant Accountholders or their successors or assigns.

"ACCOUNTHOLDER" means each person (other than Euroclear or Clearstream, Luxembourg) who is for the time being shown in the records of Euroclear or of Clearstream, Luxembourg as the holder of a particular nominal amount of the Notes represented by this Global Note (in which regard any certificate or other document issued by Euroclear or Clearstream, Luxembourg as to the nominal amount of such Notes standing to the account of any person shall be conclusive and binding for all purposes save in the case of manifest error).


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


                                       8
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This Global Note is governed by, and shall be construed in accordance with, the laws of the State of New York.

This Global Note shall not be valid unless authenticated by the Agent.

IN WITNESS whereof the Issuer has caused this Global Note to be duly executed on its behalf.

INTERNATIONAL LEASE FINANCE CORPORATION


By:

------------------------------------

    Authenticated without recourse,
        warranty or liability by

CITIBANK, N.A.


By:


------------------------------------


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


                                       9
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                    SCHEDULE ONE TO THE TEMPORARY GLOBAL NOTE

                                     PART I

                                INTEREST PAYMENTS


Date made              Total amount of            Amount of interest            Confirmation of payment
Date made              interest payable           paid                          on behalf of the Issuer



---------              -----------------          --------------------          ------------------------
---------              -----------------          --------------------          ------------------------
---------              -----------------          --------------------          ------------------------
---------              -----------------          --------------------          ------------------------
---------              -----------------          --------------------          ------------------------
---------              -----------------          --------------------          ------------------------
---------              -----------------          --------------------          ------------------------
---------              -----------------          --------------------          ------------------------
---------              -----------------          --------------------          ------------------------
---------              -----------------          --------------------          ------------------------
---------              -----------------          --------------------          ------------------------
---------              -----------------          --------------------          ------------------------
---------              -----------------          --------------------          ------------------------
---------              -----------------          --------------------          ------------------------
---------              -----------------          --------------------          ------------------------
---------              -----------------          --------------------          ------------------------
---------              -----------------          --------------------          ------------------------
---------              -----------------          --------------------          ------------------------
---------              -----------------          --------------------          ------------------------
---------              -----------------          --------------------          ------------------------



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

                                       10
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                                     PART II

                          PAYMENT OF INSTALMENT AMOUNTS



Date         Total amount of          Amount of Instalment       Remaining nominal          Confirmation of
made         Instalment Amounts       Amounts paid               amount this Global         payment on behalf of
             payable                                             Note following such        the Issuer
                                                                 payment*

-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------


----------------
* See most recent entry in Part II, III or IV of Schedule One or Schedule Two in order to determine this amount.


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


                                       11
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                                    PART III

                                   REDEMPTIONS



Date made     Total amount of        Amount of principal        Remaining nominal          Confirmation of
              principal              paid                       amount of this Global      redemption on behalf of
              payable                                           Note following such        the Issuer
                                                                redemption*

-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------
-------      ------------------       -------------------        --------------------       --------------------


----------------
* See most recent entry in Part II, III or IV of Schedule One or Schedule Two in order to determine this amount.


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


                                       12
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                                     PART IV

                           PURCHASES AND CANCELLATIONS



Date made    Part of nominal amount of      Remaining nominal amount of       Confirmation of purchase and
             this Global Note purchased     this Global Note following such   cancellation on behalf of the
             and cancelled                  purchase and cancellation*        Issuer


-------      ------------------             -------------------                  --------------------
-------      ------------------             -------------------                  --------------------
-------      ------------------             -------------------                  --------------------
-------      ------------------             -------------------                  --------------------
-------      ------------------             -------------------                  --------------------
-------      ------------------             -------------------                  --------------------
-------      ------------------             -------------------                  --------------------
-------      ------------------             -------------------                  --------------------
-------      ------------------             -------------------                  --------------------
-------      ------------------             -------------------                  --------------------
-------      ------------------             -------------------                  --------------------
-------      ------------------             -------------------                  --------------------
-------      ------------------             -------------------                  --------------------
-------      ------------------             -------------------                  --------------------
-------      ------------------             -------------------                  --------------------
-------      ------------------             -------------------                  --------------------
-------      ------------------             -------------------                  --------------------
-------      ------------------             -------------------                  --------------------
-------      ------------------             -------------------                  --------------------


----------------
* See most recent entry in Part II, III or IV of Schedule One or Schedule Two in order to determine this amount.


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


                                       13
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                    SCHEDULE TWO TO THE TEMPORARY GLOBAL NOTE

                                    EXCHANGES
                  FOR DEFINITIVE NOTES OR PERMANENT GLOBAL NOTE



The following exchanges of a part of this Global Note for Definitive Notes or a Permanent Global Note have been made:

Date made             Nominal amount of this         Remaining nominal amount     Notation made on behalf of the
                      Global Note exchanged for      of this Global Note          Issuer
                      Definitive Notes or a          following such exchange*
                      Permanent Global Note


---------------       --------------------            -------------------          ------------------------------
---------------       --------------------            -------------------          ------------------------------
---------------       --------------------            -------------------          ------------------------------
---------------       --------------------            -------------------          ------------------------------
---------------       --------------------            -------------------          ------------------------------
---------------       --------------------            -------------------          ------------------------------
---------------       --------------------            -------------------          ------------------------------
---------------       --------------------            -------------------          ------------------------------
---------------       --------------------            -------------------          ------------------------------
---------------       --------------------            -------------------          ------------------------------
---------------       --------------------            -------------------          ------------------------------
---------------       --------------------            -------------------          ------------------------------
---------------       --------------------            -------------------          ------------------------------
---------------       --------------------            -------------------          ------------------------------
---------------       --------------------            -------------------          ------------------------------
---------------       --------------------            -------------------          ------------------------------
---------------       --------------------            -------------------          ------------------------------
---------------       --------------------            -------------------          ------------------------------
---------------       --------------------            -------------------          ------------------------------
---------------       --------------------            -------------------          ------------------------------
---------------       --------------------            -------------------          ------------------------------
---------------       --------------------            -------------------          ------------------------------
---------------       --------------------            -------------------          ------------------------------
---------------       --------------------            -------------------          ------------------------------
---------------       --------------------            -------------------          ------------------------------
---------------       --------------------            -------------------          ------------------------------


----------------
* See most recent entry in Part II, III or IV of Schedule One or Schedule Two in order to determine this amount.


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


                                       14
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                   SCHEDULE THREE TO THE TEMPORARY GLOBAL NOTE

                     FORM OF CERTIFICATE TO BE PRESENTED BY
                      EUROCLEAR OR CLEARSTREAM, LUXEMBOURG

                     INTERNATIONAL LEASE FINANCE CORPORATION
                              [Title of Securities]

                               (the "SECURITIES")

This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organisations appearing in our records as persons being entitled to a beneficial interest in a portion of the principal amount set forth below (our "MEMBER ORGANISATIONS") substantially to the effect set forth in the Agency Agreement, as of the date hereof, [ ] principal amount of the above-captioned Securities (i) is owned by persons that are not (a) individuals who are citizens or residents of the United States, (b) corporations, partnerships, or other entities created or organised in or under the laws of the United States, (c) an estate, the income of which is subject to United States Federal income taxation regardless of its source or (d) a trust, if a United States court is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust ("UNITED STATES PERSONS"), (ii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Sections 1.165-12(c)(1)(v)) ("FINANCIAL INSTITUTIONS") purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

As used herein, "UNITED STATES" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction; and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

If the Securities are of the category contemplated in Section 230.903(b)(3) of Regulation S under the Securities Act of 1933, as amended (the "ACT") then this is also to certify with respect to such principal amount of Securities set forth above that, except as set forth below, we have received in writing, by tested telex or by electronic transmission, from our Member Organisations entitled to a portion of such principal amount, certifications with respect to such portion, substantially to the effect set forth in the Agency Agreement.

We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the temporary global Security excepted in such certifications and
(ii) that as of the date hereof we have not received any notification from any of our Member Organisations to the effect that the statements made by such Member Organisations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as the date hereof.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

Dated:  [               ]*

Yours faithfully,

[Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euroclear System]/[Clearstream, Luxembourg] By:


---------------------
* To be dated no earlier than Exchange Date.


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


                                       15
--------------------------------------------------------------------------------


By:




















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


                                       16
--------------------------------------------------------------------------------

                                 CERTIFICATE "A"

                     INTERNATIONAL LEASE FINANCE CORPORATION
                              [Title of Securities]

                               (the "SECURITIES")

This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by persons that are not (a) individuals who are citizens or residents of the United States, (b) corporations, partnership, or other entities created or organised in or under the laws of the United States, (c) an estate, the income of which is subject to United States Federal income taxation regardless of its source or (d) a trust, if a United States court is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust ("UNITED STATES PERSONS"), (ii) are owned by United States person(s) that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("FINANCIAL INSTITUTIONS") purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Securities is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)) this is to further certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

As used herein, "UNITED STATES" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction; and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your documented procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

This certification excepts and does not relate to [ ] of such interest in the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Securities (or, if relevant, exercise of any right or collection of any interest) cannot be made until we do so certify.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

Dated: [                ] *

[Name of Person Making Certification]

By:

---------------------
* To be dated no earlier than Exchange Date.


--------------------------------------------------------------------------------

                                       17
--------------------------------------------------------------------------------

                                   SCHEDULE 2


                                     PART II

                          FORM OF PERMANENT GLOBAL NOTE


[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(J) AND 1287(A) OF THE INTERNAL REVENUE CODE.]1

                     INTERNATIONAL LEASE FINANCE CORPORATION

                              PERMANENT GLOBAL NOTE


This Global Note is a Permanent Global Note in respect of a duly authorised issue of Notes (the "NOTES") of International Lease Finance Corporation (the "ISSUER") described, and having the provisions specified, in the Pricing Supplement or Pricing Supplements attached hereto (together the "PRICING SUPPLEMENT"). References herein to the Conditions shall be to the Terms and Conditions of the Notes as set out in Schedule 2 to the Agency Agreement (as defined below) as modified and supplemented by the information set out in the Pricing Supplement, but in the event of any conflict between the provisions of
(i) that Schedule or (ii) this Global Note and the information set out in the Pricing Supplement, the Pricing Supplement will prevail.

Words and expressions defined or set out in the Conditions and/or the Pricing Supplement shall bear the same meaning when used herein.

This Global Note is issued subject to, and with the benefit of, the Conditions and an Agency Agreement (the "AGENCY AGREEMENT", which expression shall be construed as a reference to that agreement as the same may be amended, supplemented or restated from time to time) dated 4th June, 1999 and made between the Issuer, Citibank, N.A. (the "AGENT") and the other agents named therein.

For value received the Issuer, subject to and in accordance with the Conditions, promises to pay to the bearer hereof on each Instalment Date (if the Notes are repayable in instalments) and on the Maturity Date and/or on such earlier date(s) as all or any of the Notes represented by this Global Note may become due and repayable in accordance with the Conditions, the amount payable under the Conditions in respect of such Notes on each such date and to pay interest (if any) on the nominal amount of the Notes from time to time represented by this Global Note calculated and payable as provided in the Conditions together with any other sums payable under the Conditions, upon presentation and, at maturity, surrender of this Global Note at the office of the Agent at 5 Carmelite Street, London EC4Y 0PA or at the specified office of any of the other paying agents located outside the United States (except as provided in the Conditions) from time to time appointed by the Issuer in respect of the Notes. On any redemption or payment of an instalment or interest being made in respect of, or purchase and cancellation of, any of the Notes represented by this Global Note details



-------------------
1 This legend can be deleted if the Notes have an initial maturity of 365 days or less.


--------------------------------------------------------------------------------

                                       18
--------------------------------------------------------------------------------

of such redemption, payment or purchase and cancellation (as the case may be) shall be entered by or on behalf of the Issuer in Schedule One hereto and the relevant space in Schedule One hereto recording any such redemption, payment or purchase and cancellation (as the case may be) shall be signed by or on behalf of the Issuer.

Upon any such redemption, payment of an instalment or purchase and cancellation as aforesaid, the nominal amount of the Notes represented by this Global Note shall be reduced by the nominal amount of such Notes so redeemed or purchased and cancelled or by the amount of such instalment so paid. The nominal amount of the Notes represented by this Global Note following any such redemption, payment of an instalment or purchase and cancellation as aforesaid, or any exchange as referred to below shall be the nominal amount most recently entered by or on behalf of the Issuer in the relevant column in Part II, III or IV of Schedule One or Schedule Two hereto.

The Notes will initially have been represented by a Temporary Global Note. On any exchange of any such Temporary Global Note for this Global Note or any part hereof, details of such exchange shall be entered by or on behalf of the Issuer in Schedule Two hereto and the relevant space in Schedule Two hereto recording such exchange shall be signed by or on behalf of the Issuer, whereupon the nominal amount of the Notes represented by this Global Note shall be increased by the nominal amount of any such Temporary Global Note so exchanged.

This Global Note may be exchanged in whole but not in part (free of charge), for Definitive Notes and (if applicable) Coupons, Receipts and/or Talons in the form set out in Parts III, IV, V and VI respectively of Schedule 5 to the Agency Agreement (on the basis that all the appropriate details have been included on the face of such Definitive Notes and (if applicable) Coupons, Receipts and Talons and the Pricing Supplement (or the relevant provisions of the Pricing Supplement) have been endorsed on or attached to such Definitive Notes) upon not less than 60 days' written notice being given to the Agent by Euroclear and/or Clearstream, Luxembourg acting on the instructions of any holder of an interest in this Global Note.

Any such exchange as aforesaid will be made upon presentation of this Global Note at the office of the Agent specified above by the bearer hereof on any day (other than a Saturday or Sunday) on which banks are open for business in London. The aggregate nominal amount of Definitive Notes issued upon an exchange of this Global Note will be equal to the aggregate nominal amount of this Global Note.

On an exchange of this Global Note, this Global Note shall be surrendered to the Agent.

Until the exchange of this Global Note as aforesaid, the bearer hereof shall in all respects (except as otherwise provided herein) be entitled to the same benefits as if he were the bearer of Definitive Notes and the relative Coupons, Receipts and/or Talons (if any) represented hereby.

The Issuer hereby irrevocably agrees that in the event that (i) this Global Note is not duly exchanged for Definitive Notes by 6.00 p.m. (London time) on the thirtieth day after the time on which such exchange is first requested in accordance with the terms hereof or (ii) an Event of Default occurs in respect of any Note represented by this Global Note and such Note is not duly redeemed (or the funds required for such redemption are not available to the Agent for the purposes of effecting such redemption and remain available for such purpose) by 6.00 p.m. (London time) on the seventh day after the day on which such Note became immediately redeemable, each Accountholder (as defined below) or its successors or assigns may, without the consent and to the exclusion of the bearer hereof, file any claim, take any action or institute any proceeding to enforce,


--------------------------------------------------------------------------------

                                       19
--------------------------------------------------------------------------------

directly against the Issuer, the obligation of the Issuer hereunder to pay any amount due in respect of each Note represented by this Global Note which is credited to such Accountholder's securities account with a Euroclear and/or Clearstream, Luxembourg as fully as though such Note were evidenced by a Definitive Note without the production of this Global Note, provided that the bearer hereof shall not theretofore have filed a claim, taken action or instituted proceedings to enforce the same in respect of such Note. The face amount of this Global Note shall be reduced by the face amount, if any, of each Note represented hereby in respect of which full settlement has occurred as a result of any such claim, action or proceeding by such relevant Accountholders or their successors or assigns.

"ACCOUNTHOLDER" means each person (other than Euroclear or Clearstream, Luxembourg) who is for the time being shown in the records of Euroclear or of Clearstream, Luxembourg as the holder of a particular nominal amount of the Notes represented by this Global Note (in which regard any certificate or other document issued by Euroclear or Clearstream, Luxembourg as to the nominal amount of such Notes standing to the account of any person shall be conclusive and binding for all purposes save in the case of manifest error).

This Global Note is governed by, and shall be construed in accordance with, the laws of the State of New York.

This Global Note shall not be valid unless authenticated by the Agent.

IN WITNESS whereof the Issuer has caused this Global Note to be duly executed on its behalf.

INTERNATIONAL LEASE FINANCE CORPORATION

By:


-------------------------------------------

    Authenticated without recourse,
        warranty or liability by

CITIBANK, N.A.

By:


-------------------------------------------






--------------------------------------------------------------------------------

                                       20
--------------------------------------------------------------------------------

                    SCHEDULE ONE TO THE PERMANENT GLOBAL NOTE

                                     PART I

                                INTEREST PAYMENTS


Date made      Total amount of                  Amount of interest            Confirmation of
               interest payable                 paid                          payment on behalf
                                                                              of the Issuer


-------        --------------                   ----------------              ---------------
-------        --------------                   ----------------              ---------------
-------        --------------                   ----------------              ---------------
-------        --------------                   ----------------              ---------------
-------        --------------                   ----------------              ---------------
-------        --------------                   ----------------              ---------------
-------        --------------                   ----------------              ---------------
-------        --------------                   ----------------              ---------------
-------        --------------                   ----------------              ---------------
-------        --------------                   ----------------              ---------------
-------        --------------                   ----------------              ---------------
-------        --------------                   ----------------              ---------------
-------        --------------                   ----------------              ---------------
-------        --------------                   ----------------              ---------------
-------        --------------                   ----------------              ---------------
-------        --------------                   ----------------              ---------------
-------        --------------                   ----------------              ---------------
-------        --------------                   ----------------              ---------------
-------        --------------                   ----------------              ---------------
-------        --------------                   ----------------              ---------------
-------        --------------                   ----------------              ---------------


--------------------------------------------------------------------------------

                                       21
--------------------------------------------------------------------------------

                                     PART II

                          PAYMENT OF INSTALMENT AMOUNTS


Date made     Total amount of         Amount of Instalment        Remaining nominal         Confirmation of
              Instalment Amounts      Amounts paid                amount of this Global     payment on behalf of
              payable                                             Note following such       the Issuer
                                                                  payment*


------        ----------------        ------------------         -----------------          -----------------
------        ----------------        ------------------         -----------------          -----------------
------        ----------------        ------------------         -----------------          -----------------
------        ----------------        ------------------         -----------------          -----------------
------        ----------------        ------------------         -----------------          -----------------
------        ----------------        ------------------         -----------------          -----------------
------        ----------------        ------------------         -----------------          -----------------
------        ----------------        ------------------         -----------------          -----------------
------        ----------------        ------------------         -----------------          -----------------
------        ----------------        ------------------         -----------------          -----------------
------        ----------------        ------------------         -----------------          -----------------
------        ----------------        ------------------         -----------------          -----------------
------        ----------------        ------------------         -----------------          -----------------
------        ----------------        ------------------         -----------------          -----------------
------        ----------------        ------------------         -----------------          -----------------
------        ----------------        ------------------         -----------------          -----------------
------        ----------------        ------------------         -----------------          -----------------
------        ----------------        ------------------         -----------------          -----------------
------        ----------------        ------------------         -----------------          -----------------
------        ----------------        ------------------         -----------------          -----------------
------        ----------------        ------------------         -----------------          -----------------
------        ----------------        ------------------         -----------------          -----------------
------        ----------------        ------------------         -----------------          -----------------
------        ----------------        ------------------         -----------------          -----------------


-----------------
* See most recent entry in Part II, III or IV of Schedule One or Schedule Two in order to determine this amount.


--------------------------------------------------------------------------------

                                       22
--------------------------------------------------------------------------------

                                    PART III

                                   REDEMPTIONS



Date made       Total amount of          Amount of                 Remaining nominal     Confirmation of
                principal payable        principal paid            amount of this        redemption on
                                                                   Global Note           behalf of the
                                                                   following such        Issuer
                                                                   redemption*


---------       ----------------         -----------------        -----------------       ---------------
---------       ----------------         -----------------        -----------------       ---------------
---------       ----------------         -----------------        -----------------       ---------------
---------       ----------------         -----------------        -----------------       ---------------
---------       ----------------         -----------------        -----------------       ---------------
---------       ----------------         -----------------        -----------------       ---------------
---------       ----------------         -----------------        -----------------       ---------------
---------       ----------------         -----------------        -----------------       ---------------
---------       ----------------         -----------------        -----------------       ---------------
---------       ----------------         -----------------        -----------------       ---------------
---------       ----------------         -----------------        -----------------       ---------------
---------       ----------------         -----------------        -----------------       ---------------
---------       ----------------         -----------------        -----------------       ---------------
---------       ----------------         -----------------        -----------------       ---------------
---------       ----------------         -----------------        -----------------       ---------------
---------       ----------------         -----------------        -----------------       ---------------
---------       ----------------         -----------------        -----------------       ---------------
---------       ----------------         -----------------        -----------------       ---------------
---------       ----------------         -----------------        -----------------       ---------------
---------       ----------------         -----------------        -----------------       ---------------
---------       ----------------         -----------------        -----------------       ---------------
---------       ----------------         -----------------        -----------------       ---------------
---------       ----------------         -----------------        -----------------       ---------------
---------       ----------------         -----------------        -----------------       ---------------

-----------------
* See most recent entry in Part II, III or IV of Schedule One or Schedule Two in order to determine this amount.


--------------------------------------------------------------------------------

                                       23
--------------------------------------------------------------------------------

                                     PART IV

                           PURCHASES AND CANCELLATIONS



Date made         Part of nominal                 Remaining nominal                Confirmation of
                  amount of this                  amount of this Global            purchase and
                  Global Note                     Note following such              cancellation on
                  purchased and                   purchase and                     behalf of the Issuer
                  cancelled                       cancellation*


------------      ---------------------           ----------------------           ------------------
------------      ---------------------           ----------------------           ------------------
------------      ---------------------           ----------------------           ------------------
------------      ---------------------           ----------------------           ------------------
------------      ---------------------           ----------------------           ------------------
------------      ---------------------           ----------------------           ------------------
------------      ---------------------           ----------------------           ------------------
------------      ---------------------           ----------------------           ------------------
------------      ---------------------           ----------------------           ------------------
------------      ---------------------           ----------------------           ------------------
------------      ---------------------           ----------------------           ------------------
------------      ---------------------           ----------------------           ------------------
------------      ---------------------           ----------------------           ------------------
------------      ---------------------           ----------------------           ------------------
------------      ---------------------           ----------------------           ------------------
------------      ---------------------           ----------------------           ------------------
------------      ---------------------           ----------------------           ------------------
------------      ---------------------           ----------------------           ------------------
------------      ---------------------           ----------------------           ------------------
------------      ---------------------           ----------------------           ------------------
------------      ---------------------           ----------------------           ------------------


-----------------
* See most recent entry in Part II, III or IV of Schedule One or Schedule Two in order to determine this amount.


--------------------------------------------------------------------------------

                                       24
--------------------------------------------------------------------------------

                    SCHEDULE TWO TO THE PERMANENT GLOBAL NOTE

                              SCHEDULE OF EXCHANGES



The following exchanges affecting the nominal amount of this Global Note have been made:


Date made     Nominal amount of            Remaining nominal amount of         Notation made on
              Temporary Global Note        this Global Note following          behalf of the
              exchanged for this Global    such exchange*                      Issuer
              Note


--------      ---------------------        -------------------------           ------------------
--------      ---------------------        -------------------------           ------------------
--------      ---------------------        -------------------------           ------------------
--------      ---------------------        -------------------------           ------------------
--------      ---------------------        -------------------------           ------------------
--------      ---------------------        -------------------------           ------------------
--------      ---------------------        -------------------------           ------------------
--------      ---------------------        -------------------------           ------------------
--------      ---------------------        -------------------------           ------------------
--------      ---------------------        -------------------------           ------------------
--------      ---------------------        -------------------------           ------------------
--------      ---------------------        -------------------------           ------------------
--------      ---------------------        -------------------------           ------------------
--------      ---------------------        -------------------------           ------------------
--------      ---------------------        -------------------------           ------------------
--------      ---------------------        -------------------------           ------------------
--------      ---------------------        -------------------------           ------------------
--------      ---------------------        -------------------------           ------------------
--------      ---------------------        -------------------------           ------------------
--------      ---------------------        -------------------------           ------------------
--------      ---------------------        -------------------------           ------------------
--------      ---------------------        -------------------------           ------------------
--------      ---------------------        -------------------------           ------------------
--------      ---------------------        -------------------------           ------------------


-----------------
* See most recent entry in Part II, III or IV of Schedule One or Schedule Two in order to determine this amount.


--------------------------------------------------------------------------------

                                       25
--------------------------------------------------------------------------------


                                   SIGNATORIES

THE ISSUER

INTERNATIONAL LEASE FINANCE CORPORATION

By:      PAM HENDRY



THE AGENT

CITIBANK, N.A.

By:      DANIEL WYNNE




THE OTHER PAYING AGENTS

BANQUE INTERNATIONALE a LUXEMBOURG S.A.

By:      DANIEL WYNNE


UBS AG

By:      DANIEL WYNNE


RESIGNING PAYING AGENT

CITIBANK (SWITZERLAND)

By:      DANIEL WYNNE




--------------------------------------------------------------------------------

                                       26
--------------------------------------------------------------------------------

                                                                  CONFORMED COPY







                              DATED 12TH JUNE, 2000



                     INTERNATIONAL LEASE FINANCE CORPORATION




                  ---------------------------------------------

                       FIRST SUPPLEMENTAL AGENCY AGREEMENT
                       IN RESPECT OF A U.S.$2,000,000,000
                         EURO MEDIUM TERM NOTE PROGRAMME
                  ---------------------------------------------










                                  ALLEN & OVERY
                                     LONDON



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